Exhibit 99.1

B. Riley Principal Merger Corp. Announces Stockholder Approval of Business Combination with Alta Equipment Holdings, Inc.

Business Combination Expected to Close February 14, Subject to Satisfaction of Closing Conditions

New York, February 11, 2020 /PRNewswire/ -- B. Riley Principal Merger Corp. (NYSE: BRPM, BRPM WS, BRPM.U) (“BRPM” or the “Company”), a special purpose acquisition company sponsored by an affiliate of B. Riley Financial, Inc. (Nasdaq: RILY) (“B. Riley Financial”), today announced that its stockholders have voted in favor of the Company's proposed initial business combination (the "business combination") with Alta Equipment Holdings, Inc. ("Alta"), a leading provider of premium industrial and construction equipment and related services.

The business combination is expected to close on February 14, 2020, subject to the satisfaction of certain customary closing conditions. Upon closing, the Company will be renamed Alta Equipment Group Inc. Shares of the Company’s common stock are expected to begin trading on the New York Stock Exchange under the ticker symbol “ALTG” on February 18, 2020.

Dan Shribman, Chief Investment Officer of B. Riley Financial and Chief Financial Officer of BRPM, stated, “Today’s high percentage stockholder approval of the business combination validates our belief in Alta’s potential and its market leadership as the largest and only pure-play industrial and construction equipment dealer trading in the public market.”

Ryan Greenawalt, Chief Executive Officer of Alta, added, “Establishing a public currency will facilitate Alta’s ability to execute on the significant growth opportunity that lies ahead, while offering investors a unique opportunity to benefit from the growth and consolidation occurring in the construction and industrial markets. We look forward to welcoming our new stockholders and thank Alta’s dedicated employees and partners who made this milestone event possible.”

Alta’s previously announced acquisitions of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”) are expected to close concurrently with the completion of the business combination.

About Alta Equipment Holdings Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, Alta sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other industrial and construction equipment. Alta has operated as an equipment dealership for 35 years and has developed a branch network that includes 31 total locations in Michigan, Illinois, Indiana, and New England. Alta offers its customers a one-stop-shop for most of their equipment needs by providing sales, parts, service, and rental functions under one roof. More information can be found at www.altaequipment.com.

About B. Riley Principal Merger Corp.

B. Riley Principal Merger Corp. is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. The Company raised $143.75 million in its initial public offering and began trading on the New York Stock Exchange in April 2019. Its shares of Class A common stock, units and warrants trade under the ticker symbols "BRPM," "BRPM.U" and "BRPM WS," respectively.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the expected timing of the closing the business combination, Alta’s ability to effect the acquisitions of each of Liftech and Flagler (the “acquisitions”); the parties’ ability to effect the business combination; the benefits of the acquisitions and of the business combination; the future financial performance of the Company following the business combination; and changes in Alta’s, Liftech’s and Flagler’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and the Company and Alta do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger relating to the business combination (as the same may be amended from time to time, the “Merger Agreement”) or the acquisitions; (2) the outcome of any legal proceedings that may be instituted against the Company or Alta relating to the business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement or the acquisitions due to the failure to satisfy conditions to the closing of the proposed business combination ; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination or the acquisitions disrupt the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination or the acquisitions; (8) changes in applicable laws or regulations; (9) the possibility that the Company, Alta, Liftech or Flagler may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement filed by the Company with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

For Alta:

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

For B. Riley:

Media:

Jo Anne McCusker

jmccusker@brileyfin.com

(646) 885-5425